Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL THESE PERSONS BY THESE PRESENTS, THAT:

WHEREAS, Columbia Banking System, Inc. (the “Company”) has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (File No. 333-198356) relating to the issuance by the Company of shares of its common stock to shareholders of Intermountain Community Bancorp (“Intermountain”) pursuant to the Agreement and Plan of Merger, dated as of July 24, 2014, by and between the Company and Intermountain (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby authorizes and appoints William T. Weyerhaeuser, Melanie J. Dressel and Clint E. Stein and each of them, with full power of substitution and full power to act without the other, as his true and lawful attorney-in-fact and agent to act in his name, place and stead and to execute in the name and on behalf of each person, individually and in each capacity stated below, and to file any and all amendments to the Registration Statement, including any and all post-effective amendments.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of September, 2014.

By:	/s/ Craig D. Eerkes
Craig D. Eerkes, Director

POWER OF ATTORNEY

KNOW ALL THESE PERSONS BY THESE PRESENTS, THAT:

WHEREAS, Columbia Banking System, Inc. (the “Company”) has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (File No. 333-198356) relating to the issuance by the Company of shares of its common stock to shareholders of Intermountain Community Bancorp (“Intermountain”) pursuant to the Agreement and Plan of Merger, dated as of July 24, 2014, by and between the Company and Intermountain (the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby authorizes and appoints William T. Weyerhaeuser, Melanie J. Dressel and Clint E. Stein and each of them, with full power of substitution and full power to act without the other, as his true and lawful attorney-in-fact and agent to act in his name, place and stead and to execute in the name and on behalf of each person, individually and in each capacity stated below, and to file any and all amendments to the Registration Statement, including any and all post-effective amendments.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of September, 2014.

By:	/s/ Mark A. Finkelstein
Mark A. Finkelstein, Director